SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  Form 8-K/A

                              Amendment No. 1 to

                                Current Report


      Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Original Report:  October 28, 1998



                      APPLE RESIDENTIAL INCOME TRUST, INC.
            (Exact name of registrant as specified in its charter)


      VIRGINIA                  0-23983               54-1816010
      (State of               (Commission           (IRS Employer
     Incorporation)           File Number)        Identification No.)


      306 East Main Street
       Richmond, Virginia                  23219
      (Address of principal             (Zip Code)
       executive offices)



      Registrant's telephone number, including area code:
                         (804) 643-1761

                     APPLE RESIDENTIAL INCOME TRUST, INC.

                                  FORM 8-K/A

                                     Index

                                                                        Page No.

Item 7.     Financial Statements, Pro Forma Financial
            Information and Exhibits

a.    Independent Auditors' Report
      (Burney Oaks Apartments)

      Historical Statement of Income
      and Direct Operating Expenses
      (Burney Oaks Apartments)

      Note to Historical Statement of Income
      and Direct Operating Expenses
      (Burney Oaks Apartments)

b.    Independent Auditors' Report
      (Brandywine Park Apartments)

      Historical Statement of Income
      and Direct Operating Expenses
      (Brandywine Park Apartments)

      Note to Historical Statement of Income
      and Direct Operating Expenses
      (Brandywine Park Apartments)

c.    Pro Forma Balance Sheet as of
      September 30, 1998 (unaudited)

      Pro Forma Statement of Operations for
      the Nine Months ended September 30, 1998
      (unaudited)

      Pro Forma Statement of Operations
      for the year ended December 31, 1997
      (unaudited)

      d.    Exhibit

            23.1  Consent of Independent Auditors
                  (Burney Oaks Apartments)

            23.2  Consent of Independent Auditors
                  (Brandywine Park Apartments)

      The Company hereby amends Items 7.a., 7.b., 7.c., and 7.d. of its Current Report on Form 8-K dated October 28, 1998 as follows:

                                   ITEM 7.a.

                       [L.P. MARTIN & COMPANY LETTERHEAD]
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060
                             PHONE: (804) 346-2626



                          INDEPENDENT AUDITORS' REPORT




The Board of Directors
Apple Residential Income Trust, Inc.
Richmond, Virginia


      We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Burney Oaks Apartments located in Arlington, Texas for the twelve month period ended September 30, 1998. This statement is the responsibility of the management of Burney Oaks Apartments. Our responsibility is to express an opinion on this statement based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

      The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Apple Residential Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

      In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Burney Oaks Apartments (as defined above) for the twelve month period ended September 30, 1998, in conformity with generally accepted accounting principles.

                                             /s/ L.P. MARTIN & CO., P.C.
Richmond, Virginia
December 22, 1998

                             BURNEY OAKS APARTMENTS

        STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                 TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 1998

INCOME
  Rental and Other Income                                           $1,571,707
                                                                     ----------
DIRECT OPERATING EXPENSES
  Administrative and Other                                             191,681
  Insurance                                                             26,867
  Repairs and Maintenance                                              226,560
  Taxes, Property                                                      189,659
  Utilities                                                            148,328
                                                                     ---------
      TOTAL DIRECT OPERATING EXPENSES                                  783,095
                                                                     ---------
      Operating income exclusive of items not
      comparable to the proposed future operations
      of the property                                                $ 788,612
                                                                     =========




See accompanying notes to the financial statement.

                             BURNEY OAKS APARTMENTS

        NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
           EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                 TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 1998


NOTE 1 - ORGANIZATION

Burney Oaks Apartments is a 240 unit garden style apartment complex located on approximately 9.60 acres in Arlington, Texas. The assets comprising the property were owned by JMB Institutional Apartment Limited Partnership - II, an entity unaffiliated with Apple Residential Income Trust, Inc., during the financial statement period. Apple Residential Income Trust, Inc. purchased the property October 28, 1998.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue  and  Expense  Recognition  -  The  accompanying   statement  of  rental
operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, management fees and entity expenses.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed in the period incurred.

                                   ITEM 7.b.

                       [L.P. MARTIN & COMPANY LETTERHEAD]
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060
                             PHONE: (804) 346-2626



                          INDEPENDENT AUDITORS' REPORT




The Board of Directors
Apple Residential Income Trust, Inc.
Richmond, Virginia


      We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Brandywine Park Apartments located in Richardson, Texas for the twelve month period ended September 30, 1998. This statement is the responsibility of the management of Brandywine Park Apartments. Our responsibility is to express an opinion on this statement based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

      The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Apple Residential Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

      In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Brandywine Park Apartments (as defined above) for the twelve month period ended September 30, 1998, in conformity with generally accepted accounting principles.

                                      /s/ L.P. MARTIN & CO., P.C.

Richmond, Virginia
November 23, 1998

                           BRANDYWINE PARK APARTMENTS

        STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                 TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 1998

INCOME
  Rental and Other Income                                           $1,460,686
                                                                     ---------
DIRECT OPERATING EXPENSES
  Administrative and Other                                             112,480
  Insurance                                                             22,146
  Repairs and Maintenance                                              237,747
  Taxes, Property                                                      153,740
  Utilities                                                            165,930
                                                                     ---------
      TOTAL DIRECT OPERATING EXPENSES                                  692,043
                                                                     ---------
      Operating income exclusive of items not
      comparable to the proposed future operations
      of the property                                                $ 768,643
                                                                     =========


See accompanying notes to the financial statement.

                           BRANDYWINE PARK APARTMENTS

        NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
           EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                 TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 1998


NOTE 1 - ORGANIZATION

Brandywine Park Apartments is a 196 unit garden style apartment complex located on approximately 11.0 acres in Richardson, Texas. The assets comprising the property were owned by Abrams One Properties Limited Partnership, an entity unaffiliated with Apple Residential Income Trust, Inc., during the financial statement period. Apple Residential Income Trust, Inc.
purchased the property on October 29, 1998.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue  and  Expense  Recognition  -  The  accompanying   statement  of  rental
operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation and management fees.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed in the period incurred.

                                    ITEM 7.c.

Pro Forma Consolidated Balance Sheet as of September 30, 1998 (unaudited)

The accompanying Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1998 is presented as if the Company had owned the properties included in the table below as of September 30 1998. In the opinion of management all adjustments necessary to reflect the effects of the Offering have been made.

The Unaudited Pro Forma Consolidated Balance Sheet is presented for comparative purposes only and is not necessarily indicative of what the actual financial position of the Company would have been at September 30, 1998, nor does it purport to represent the future financial position of the Company. This Unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.

                                                               Brandywine         Burney
                                               Historical         Park             Oaks
                                                Balance        Pro Forma         Pro Forma       Total
                                                 Sheet         Adjustments      Adjustments    Pro Forma
                                         -----------------------------------------------------------------
Date of acquisition                                             10/29/98          10/28/98

ASSETS
Investment in rental property
   Land                                       $ 35,291,836    $ 1,982,880       $ 1,043,460  $ 38,318,176
   Building and improvements                   169,230,344      6,279,120         8,442,540   183,952,004
   Furniture and fixtures                        2,139,825              -                 -     2,139,825
                                         -----------------------------------------------------------------
                                               206,662,005      8,262,000         9,486,000   224,410,005
   Less accumulated depreciation                (5,578,003)             -                 -    (5,578,003)
                                         -----------------------------------------------------------------
                                               201,084,002      8,262,000         9,486,000   218,832,002

   Cash and cash equivalents                    47,090,703     (8,262,000)       (9,486,000)   29,342,703
   Prepaid expenses                                142,156              -                 -       142,156
   Other assets                                  1,668,108              -                 -     1,668,108
                                         -----------------------------------------------------------------
                                                48,900,967     (8,262,000)       (9,486,000)   31,152,967
                                         -----------------------------------------------------------------

Total Assets                                 $ 249,984,969            $ -               $ - $ 249,984,969
                                         =================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities

   Mortgage notes payable                     $ 25,323,184              -                 -  $ 25,323,184
   Accounts payable                                763,854              -                 -       763,854
   Accrued expenses                              4,334,180              -                 -     4,334,180
   Rents received in advance                        46,966              -                 -        46,966
   Tenant security deposits                        838,286              -                 -       838,286
                                         -----------------------------------------------------------------
                                                31,306,470              -                 -    31,306,470

Shareholders' equity
   Common stock                                219,628,535              -                 -   219,628,535
   Class B convertible stock                        20,000              -                 -        20,000
   Distributions greater than  net income         (970,036)             -                 -      (970,036)
                                         -----------------------------------------------------------------
                                               218,678,499              -                 -   218,678,499
                                         -----------------------------------------------------------------

Total Liabilities and Shareholders' Equity   $ 249,984,969            $ -               $ - $ 249,984,969
                                         =================================================================

Notes to Pro Forma Balance Sheet

Pro Forma adjustments represent the purchase price of the related property , including the 2% acquisition fee to Apple Residential Management Group, Inc. allocated between land and building. Adjustments to cash reflect the use of cash on hand to purchase properties.

Pro Forma Consolidated Statement of Operations for the nine month period ended September 30, 1998 (unaudited)

The Unaudited Pro Forma Consolidated Statement of Operations for the nine month period ended September 30, 1998 is presented as if the 15 property acquisitions during 1998 had occurred on January 1, 1998. The Unaudited Pro Forma Consolidated Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurring no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Consolidated Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the nine month period ended September 30, 1998 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.


                                                                                      Copper       Bitter       Summer
                                               Historical   Main Park   Timberglen     Ridge       Creek         Tree
                                              Statement of  Pro Forma   Pro Forma    Pro Forma   Pro Forma     Pro Forma
                                               Operations  Adjustments Adjustments  Adjustments Adjustments   Adjustments
                                              -----------------------------------------------------------------------------
Date of Acquisition                                -         2/4/98      2/13/98      3/31/98      5/8/98       6/1/98

Rental income                                  $20,256,606   $ 122,458    $ 162,912   $ 228,612    $ 876,661     $ 505,033
Rental expenses:
            Property and maintenance             5,555,743      44,674       39,814     147,405      308,738       202,428
            Taxes and insurance                  2,832,675      18,797       21,513      29,927       98,600        63,114
            Property management                  1,109,495           -           -           -             -             -
            General and administrative             579,015           -           -           -             -             -
            Amortization                            28,544           -           -           -             -             -
            Depreciation of rental property      3,680,000           -           -           -             -             -
                                              -----------------------------------------------------------------------------

Total expenses                                  13,785,472      63,471       61,327     177,332      407,338       265,542

Income before interest income (expense)          6,471,134      58,987      101,585      51,280      469,323       239,491
Interest income                                  1,188,355           -           -           -             -             -
Interest expense                                  (338,297)          -           -           -             -             -
                                              -----------------------------------------------------------------------------

Net income                                      $7,321,192     $58,987     $101,585     $51,280     $469,323      $239,491

Basic and diluted earnings per common share          $0.41

Wgt. avg. number of common shares outstanding   17,823,314


                                                  Park                     Hayden's      Pace's        Pepper
                                                Village    Cottonwood      Crossing       Point        Square       Newport
                                               Pro Forma     Pro Forma    Pro Forma     Pro Forma    Pro Forma     Pro Forma
                                              Adjustments   Adjustments  Adjustments   Adjustments  Adjustments   Adjustments
                                              ---------------------------------------------------------------------------------
Date of Acquisition                              7/1/98       7/9/98       7/24/98       7/17/98      7/17/98       7/24/98

Rental income                                    $ 641,049     $ 565,147    $ 536,970   $ 1,167,372    $ 534,027     $ 686,911
Rental expenses:
            Property and maintenance               224,466       216,861      188,406       349,407      156,111       235,111
            Taxes and insurance                     79,850        74,067       61,559       143,119       75,941       109,875
            Property management                          -             -            -             -            -             -
            General and administrative                   -             -            -             -            -             -
            Amortization                                 -             -            -             -            -             -
            Depreciation of rental property              -             -            -             -            -             -
                                              ---------------------------------------------------------------------------------

Total expenses                                     304,316       290,928      249,965       492,526      232,052       344,986

Income before interest income (expense)            336,733       274,219      287,005       674,846      301,975       341,925
Interest income                                          -             -            -             -            -             -
Interest expense                                         -             -            -             -            -             -
                                              ---------------------------------------------------------------------------------

Net income                                        $336,733      $274,219     $287,005      $674,846     $301,975      $341,925

Basic and diluted earnings per common share

Wgt. avg. number of common shares outstanding


                                                Emerald                   Brandywine      Burney
                                                  Oaks        Estrada        Park          Oaks
                                               Pro Forma     Pro Forma     Pro Forma    Pro Forma    Pro Forma          Total
                                              Adjustments   Adjustments   Adjustments  Adjustments  Adjustments       Pro Forma
                                              -------------------------------------------------------------------------------------
Date of Acquisition                             7/24/98       7/27/98      10/29/98      10/28/98             -                  -

Rental income                                  $ 1,046,462     $ 962,727   $ 1,095,515  $ 1,178,780           -        $30,567,242
Rental expenses:
            Property and maintenance               284,868       281,613       387,118      424,927           -          9,047,690
            Taxes and insurance                    133,916       124,830       131,915      162,395           -          4,162,093
            Property management                          -             -             -            -    $ 565,232 (A)     1,674,727
            General and administrative                   -             -             -            -      109,492 (B)       688,507
            Amortization                                 -             -             -            -         -               28,544
            Depreciation of rental property              -             -             -            -    1,730,984 (C)     5,410,984
                                              -------------------------------------------------------------------------------------

Total expenses                                     418,784       406,443       519,033      587,322    2,405,708        21,012,545

Income before interest income (expense)            627,678       556,284       576,482      591,458   (2,405,708)        9,554,697
Interest income                                          -             -             -            -   (1,188,355)(F)             -
Interest expense                                         -             -             -            -   (1,069,313)(D)    (1,407,610)
                                              -------------------------------------------------------------------    --------------

Net income                                        $627,678      $556,284      $576,482     $591,458  ($4,663,376)       $8,147,087

Basic and diluted earnings per common share                                                                                  $0.38
                                                                                                                      ============
Wgt. avg. number of common shares outstanding                                                          3,425,795 (E)    21,249,109
                                                                                                    =============     ============


(A) Represents the property management fees of 5% of rental income and processing costs equal to $2.50 per apartment per month charged by the external management company for the period not owned by the Company.

(B) Represents the advisory fee of .25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the Company.

(C) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, for the period of time not owned by the Company. The weighted average life of the property depreciated was 27.5 years.

(D) Represents the interest expense for 5 of the 15 properties for the period in which the properties were not owned for the nine months period ended September 30, 1998, interest was computed based on interest rates on the properties debt that was assumed at acquisition.

(E) Represents additional common shares assuming the properties were acquired on January 1, 1998 with the net proceeds from the "best efforts" offering of $10 per share (net $8.70 per share).

(F) Represents reduction of interest income associated with $23.7 million of cash used to purchase properties at an interest rate of 5%.

Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 (unaudited)

The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 is presented as if the 12 property acquisitions during 1997 and the 15 property acquisitions during 1998 had occurred on January 1, 1997. The Unaudited Pro Forma Consolidated Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurring no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Consolidated Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the year ended December 31, 1997 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.



                                                  Historical        1997                           Pro Forma     Main Park
                                                 Statement of   Acquisitions     Pro Forma        Before 1998    Pro Forma
                                                  Operations    Adjustments     Adjustments      Acquisitions   Adjustments
                                              -------------------------------------------------------------------------------
Date of Acquisition                                         -            -              -                  -      2/4/98

Rental income                                     $12,005,968   $ 5,392,558             -        $17,398,526   $ 1,469,496
Rental expenses:
           Property and maintenance                 3,571,484     1,982,189             -          5,553,673       536,090
           Taxes and insurance                      1,765,741       706,939             -          2,472,680       225,564
           Property management                        656,267             -     $ 295,813 (A)        952,080             -
           General and administrative                 351,081             -        67,262 (B)        418,343             -
           Amortization                                28,490             -             -             28,490             -
           Depreciation of rental property          1,898,003             -       792,074 (C)      2,690,077             -
                                              -------------------------------------------------------------------------------

Total expenses                                      8,271,066     2,689,128     1,155,149         12,115,343       761,654

Income before interest income (expense)             3,734,902     2,703,430    (1,155,149)         5,283,183       707,842
Interest income                                       222,676             -             -            222,676             -
Interest expense                                     (458,384)            -             -           (458,384)            -
                                              --------------------------------------------     ------------------------------

Net income                                         $3,499,194   $ 2,703,430   ($1,155,149)        $5,047,475      $707,842

Basic and diluted earnings per common share             $0.54                                          $0.53

Wgt. avg. number of common shares outstanding       6,493,114                   3,106,405 (E)      9,599,519
                                                                            ==============     ==============




                                                              Copper        Bitter         Summer          Park
                                               Timberglen      Ridge         Creek          Tree          Village        Cottonwood
                                                Pro Forma    Pro Forma     Pro Forma     Pro Forma       Pro Forma       Pro Forma
                                               Adjustments  Adjustments   Adjustments   Adjustments      Adjustments     Adjustments
                                              --------------------------------------------------------------------------------------
Date of Acquisition                            2/13/98      3/31/98       5/8/98         6/1/98         7/1/98           7/9/98

Rental income                                 $ 1,954,938    $ 914,447   $ 2,629,983    $ 1,212,080     $ 1,282,097      $ 1,130,293
Rental expenses:
           Property and maintenance               477,771      589,618       926,213        485,827         448,932          433,721
           Taxes and insurance                    258,159      119,708       295,801        151,473         159,700          148,133
           Property management                          -            -             -              -               -                -
           General and administrative                   -            -             -              -               -                -
           Amortization                                 -            -             -              -               -                -
           Depreciation of rental property              -            -             -              -               -                -
                                              --------------------------------------------------------------------------------------

Total expenses                                    735,930      709,326     1,222,014        637,300         608,632          581,854

Income before interest income (expense)         1,219,008      205,121     1,407,969        574,780         673,465          548,439
Interest income                                         -            -             -              -               -                -
Interest expense                                        -            -             -              -               -                -
                                              --------------------------------------------------------------------------------------

Net income                                     $1,219,008     $205,121    $1,407,969       $574,780        $673,465         $548,439

Basic and diluted earnings per common share

Wgt. avg. number of common shares outstanding





                                                   Hayden's       Pace's        Pepper                       Emerald
                                                   Crossing       Point         Square        Newport          Oaks
                                                  Pro Forma     Pro Forma      Pro Forma     Pro Forma      Pro Forma
                                                 Adjustments   Adjustments    Adjustments   Adjustments    Adjustments
                                              ---------------------------------------------------------------------------
Date of Acquisition                              7/24/98       7/17/98        7/17/98       7/24/98        7/24/98

Rental income                                     $ 920,520    $ 2,001,209     $ 915,474    $ 1,177,562    $ 1,793,934
Rental expenses:
           Property and maintenance                 322,981        598,984       267,618        403,047        488,345
           Taxes and insurance                      105,530        245,347       130,185        188,357        229,570
           Property management                            -              -             -              -              -
           General and administrative                     -              -             -              -              -
           Amortization                                   -              -             -              -              -
           Depreciation of rental property                -              -             -              -              -
                                              ---------------------------------------------------------------------------

Total expenses                                      428,511        844,331       397,803        591,404        717,915

Income before interest income (expense)             492,009      1,156,878       517,671        586,158      1,076,019
Interest income                                           -              -             -              -              -
Interest expense                                          -              -             -              -              -
                                              ---------------------------------------------------------------------------

Net income                                         $492,009     $1,156,878      $517,671       $586,158     $1,076,019

Basic and diluted earnings per common share

Wgt. avg. number of common shares outstanding





                                                                Brandywine       Burney
                                                  Estrada          Park           Oaks
                                                 Pro Forma      Pro Forma      Pro Forma      Pro Forma          Total
                                                Adjustments    Adjustments    Adjustments     Adjustments     Pro Forma
                                              ---------------------------------------------------------------------------
Date of Acquisition                             7/27/98        10/29/98       10/28/98                -                -

Rental income                                   $ 1,650,389    $ 1,460,686    $ 1,571,707             -      $39,483,341
Rental expenses:
           Property and maintenance                 482,765        516,157        566,569             -       13,098,311
           Taxes and insurance                      214,029        175,886        216,526             -        5,336,648
           Property management                            -              -              -   $ 1,211,821 (A)    2,163,901
           General and administrative                     -              -              -       248,870 (B)      667,213
           Amortization                                   -              -              -             -           28,490
           Depreciation of rental property                -              -              -     3,690,513 (C)    6,380,590
                                              ---------------------------------------------------------------------------

Total expenses                                      696,794        692,043        783,095     5,151,204       27,675,153

Income before interest income (expense)             953,595        768,643        788,612    (5,151,204)      11,808,188
Interest income                                           -              -              -             -          222,676
Interest expense                                          -              -              -    (1,833,108)(D)   (2,291,492)
                                              ----------------------------------------------------------    -------------

Net income                                         $953,595       $768,643       $788,612   ($6,984,312)      $9,739,373

Basic and diluted earnings per common share                                                                       $0.46

Wgt. avg. number of common shares outstanding                                                11,442,287 (E)  21,041,806
                                                                                          ==============





(A) Represents the property management fees of 5% of rental income and processing costs equal to $2.50 per apartment per month charged by the external management company for the period not owned by the Company.

(B) Represents the advisory fee of .25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the Company.

(C) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, for the period of time not owned by the Company. The weighted average life of the property depreciated was 27.5 years.

(D) Represents the interest expense for 5 of the 15 properties for the period in which the properties were not owned for the nine months period ended September 30, 1998, interest was computed based on interest rates on the properties debt that was assumed at acquisition.

(E) Represents additional common shares assuming the properties were acquired on January 1, 1997 with the net proceeds from the "best efforts" offering of $9 per share (net $7.83 per share) for the first $15 million and $10 per share (net $8.70 per share) above $15 million.

Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 (unaudited)

The following schedule provides detail of 1997 acquisitions by property included in the Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997.


                                                 Brookfield    Eagle Crest   Aspen Hills  Mill Crossing    Polo Run      Wildwood
                                                  Pro Forma     Pro Forma     Pro Forma     Pro Forma      Pro Forma     Pro Forma
                                                 Adjustments   Adjustments   Adjustments   Adjustments    Adjustments   Adjustments
                                                ------------------------------------------------------------------------------------
Date of Acquisitions                               1/31/97       1/31/97       1/31/97       2/28/97       03/31/97      03/31/97

Rental income                                         $99,879      $266,385      $100,023       $151,389      $326,137      $202,389
Expenses
             Property and maintenance                  32,430        74,735        51,643         77,882       121,983        78,111
             Taxes and insurance                       12,720        36,546        12,099         19,230        40,508        25,216
             Property management                            -             -             -             -              -             -
             General and administrative                     -             -             -             -              -             -
             Depreciation of real estate                    -             -             -             -              -             -
             Amortization                                   -             -             -             -              -             -
                                                ------------------------------------------------------------------------------------
                                                       45,150       111,281        63,742         97,112       162,491       103,327

Income before interest income                          54,729       155,104        36,281         54,277       163,646        99,062

             Interest income                                -             -             -             -              -             -
             Interest expense                               -             -             -             -              -             -
                                                ------------------------------------------------------------------------------------

Net income                                            $54,729      $155,104       $36,281        $54,277      $163,646       $99,062
                                                ====================================================================================



                                                                                                              Copper
                                            Toscana     The Arbors   Paces Cove    Chaparosa    Riverhill     Crossing
                                           Pro Forma     Pro Forma    Pro Forma    Pro Forma    Pro Forma    Pro Forma     Total
                                          Adjustments   Adjustments  Adjustments  Adjustments  Adjustments  Adjustments  Pro Forma
                                        --------------------------------------------------------------------------------------------
Date of Acquisitions                       03/31/97       4/25/97      6/30/97      8/6/97       8/6/97      11/25/97

Rental income                                 $270,812      $460,338     $916,348     $801,713     $892,295     $904,850  $5,392,558
Expenses
             Property and maintenance           82,722       102,132      314,521      286,943      338,906      420,181   1,982,189
             Taxes and insurance                35,674        60,729      128,306       97,242      124,028      114,641     706,939
             Property management                     -             -            -            -            -            -           0
             General and administrative              -             -            -            -            -            -           0
             Depreciation of real estate             -             -            -            -            -            -           0
             Amortization                            -             -            -            -            -            -           0
                                        --------------------------------------------------------------------------------------------
                                               118,396       162,861      442,827      384,185      462,934      534,822   2,689,128

Income before interest income                  152,416       297,477      473,521      417,528      429,361      370,028   2,703,430

             Interest income                         -             -            -            -            -            -           0
             Interest expense                        -             -            -            -            -            -           0
                                        --------------------------------------------------------------------------------------------

Net income                                    $152,416      $297,477     $473,521     $417,528     $429,361     $370,028  $2,703,430
                                        ============================================================================================

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                              APPLE RESIDENTIAL INCOME TRUST, INC.


Date: January 8, 1999        By:/s/ Glade M. Knight
                              ---------------------------------------
                                  Glade M. Knight
                                  President of
                                  Apple Residential Realty Income
                                  Trust, Inc.

                                   ITEM 7.d.

                                 EXHIBIT INDEX

                     Apple Residential Income Trust, Inc.

                 Form 8-K/A to Form 8-K dated October 28, 1998


Exhibit Number          Exhibit                             Page Number
--------------          -------                             -----------

23.1                    Consent of Independent Auditors
                        (Burney Oaks Apartments)

23.2                    Consent of Independent Auditors
                        (Brandywine Park Apartments)